SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2007

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

831 Latour Court, Suite A Napa, California	94558
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On December 10, 2007 the Company issued a press release, which is attached hereto as Exhibit 99.1, announcing the results of the Company’s Annual General Meeting and Extraordinary General Meeting held December 10, 2007.

The information in this Item 7.01 and in the accompanying press release attached hereto as Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933.

Item 8.01	Other Events—Submission of Matters to a Vote of Security Holders

(a) On December 10, 2007 Senetek PLC (the “Company”) held a combined Annual General Meeting and Extraordinary General Meeting of Shareholders (the “Meeting”) pursuant to a Notice and Proxy Statement duly filed pursuant to Regulation 14A under the Securities Exchange Act of 1934.

(b) Anthony Williams, who had been appointed a Director of the Company in February 2003, was re-elected as a Director of the Company at the Meeting. The following persons’ terms of office as Directors of the Company continued after the Meeting: Frank J. Massino, Kerry Dukes and Rodger Bogardus.

(c) The following is a brief description of each matter voted upon at the Meeting, including the votes cast for, against and withheld and the number of abstentions and broker non-votes as to each such matter:

Description of Matter	Votes For	Votes Against	Votes Withheld	Non- Votes
Election of Anthony Williams	56,553,160	3,142,027	924,053	341,384

To increase the maximum number of shares available under the Senetek Equity Plan from 5,000,000 to 7,500,000.	36,210,303	23,465,512	943,425	341,384

To consolidate the Ordinary shares, nominal value 5p, into Ordinary shares nominal value 40p.	56,129,010	4,381,553	108,677	341,384

To receive the Company’s annual accounts for the financial year ended December 31, 2006 together with the last Director’s report and auditors’ report on those accounts, and to approve the last Directors’ remuneration report.	57,628,099	1,988,315	1,002,826	341,384

To appoint Macias Gini & O’Connell LLP and BDO Stoy Hayward as the Company’s independent auditors for the financial year ending December 31, 2007 at remuneration to be determined by the Directors.	58,447,321	1,816,191	355,728	341,384

To generally and unconditionally authorize the Directors, for the purposes of Section 80 of the Company Act 1985 (the “Companies Act”) to exercise all the powers of the Company to allot relevant securities (as defined in section 80 (2) of the Companies Act) up to an aggregate nominal amount of £40,000,000, provided that this authority shall expire on the date five years from the date on which this resolution is passed, except that the Company may, before the expiry of such period and the Directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired, this authority to replace any existing like authority which is hereby revoked with immediate effect.	53,883,793	4,974,919	1,760,528	341,384

To empower the Directors, pursuant to Section 95 of the Companies Act to allot equity securities (as defined in Section 94 of the Companies Act) pursuant to the authority conferred upon them by the above resolution (as varied by the Company from time to time in general meeting) as if Section 89 (1) of the Act did not apply to such allotment, provided that the power hereby conferred shall operate in substitution for and to the exclusion of any previous power given to the Directors pursuant to Section 95 of the Companies Act and shall expire on the date five years from the date on which this Resolution is passed unless renewed or extended prior to such time, except that the Company may, before the expiry of any power contained in this Resolution, make an offer or agreement which would, or might, require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such offer or agreement as if the power hereby had not expired.	45,522,153	11,533,309	3,563,778	341,384

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Item 9.01	Financial Statements and Exhibits

(d) The following exhibit is filed as part of this report:

1.	Press release dated December 10, 2007 is filed as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2007	SENETEK PLC (Registrant)

	By:	/s/ William F. O’Kelly
	Name:	William F. O’Kelly
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Number	Exhibit
99.1	Press release dated December 10, 2007 announcing the results of the Company’s Annual General Meeting and Extraordinary General Meeting.

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